                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 20, 1998 included in Aspect Development, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                        /s/ ARTHUR ANDERSEN LLP
                                                        ------------------------
                                                        ARTHUR ANDERSEN LLP

Denver, Colorado
April 8, 1999